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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                 MARCH 28, 2007

                                  SOFTECH, INC.
             (Exact name of registrant as specified in its charter)

         MASSACHUSETTS                0-10665                    04-2453033
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)

                                2 Highwood Drive,
                               Tewksbury, MA 01876

                    (Address of principal executive offices)

                                 (978) 640-6222
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On March 28, 2007, the Board of Directors of SofTech, Inc. (the "Company") elected Michael D. Elliston to the Board of Directors of the Company replacing Barry Bedford, a Class III director who resigned on August 11, 2006. He will also serve on the Audit and Compensation Committees and was named the financial expert for the Audit Committee. Mr. Elliston is the Chief Accounting Officer of The Greenleaf Companies.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SOFTECH, INC.


Date:   April 3, 2007                       By:/s/ Amy E. McGuire
                                               ---------------------------------
                                            Name: Amy E. McGuire
                                            Title:Chief Financial Officer



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